UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Reduction in Base Salary of Executive Officers

On April 16, 2020, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) and the Board approved temporary reductions in the base salaries of the Company’s named executive officers in response to ongoing uncertainty surrounding the scope and duration of the COVID-19 pandemic.  Effective April 27, 2020, Peter J. Arduini, the Company’s President and Chief Executive Officer, will temporarily forgo 50% of his base salary. Also effective April 27, 2020, Carrie Anderson, the Chief Financial Officer; Glenn Coleman, the Chief Operating Officer; Robert Davis, President of Orthopedics and Tissue Technologies; Daniel Reuvers, President of Codman Specialty Surgical; and Eric Schwartz, the Chief Legal Officer will temporarily be subject to a 25% reduction in their base salaries, in each case until such time as the Committee may determine in its discretion.

Reduction in Annual Retainers for the Company’s Board of Directors

On April 16, 2020, in light of the ongoing uncertainty surrounding the scope and duration of the COVID-19 pandemic, the Committee and the Board approved one-time reductions in director compensation. For the one-year term beginning at the 2020 Annual Meeting of Stockholders, the annual retainer for each independent director serving on the Board will be reduced by 50 percent. In the event that an independent director elects to receive equity in lieu of the annual cash retainer, as permitted under the Company’s independent director compensation practices, such equity grant will occur in the ordinary course in connection with the 2020 Annual Meeting of Stockholders but will be reduced in value by 50 percent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: April 21, 2020	By:	/s/ Carrie Anderson
Carrie Anderson
	Title:	Executive Vice President and Chief Financial Officer